UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2019

FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

Montana	001-34653	81-0331430
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

401 North 31st Street, Billings, MT	59116
(Address of Principal Executive Offices)	(Zip Code)

(406) 255-5390

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On March 27, 2019, First Interstate BancSystem, Inc. (the “Company”), parent company of First Interstate Bank, and Idaho Independent Bank (“IIBK”) issued a joint press release announcing that the shareholders of IIBK approved the Agreement and Plan of Merger, dated as of October 11, 2018, by and among the Company, First Interstate Bank and IIBK and the merger provided for thereunder at a special meeting of IIBK shareholders held on March 27, 2019. All approvals necessary to complete the merger, including all regulatory approvals, have been received. The merger is expected to close on April 8, 2019, subject to satisfaction of customary closing conditions.

Additionally, on March 27, 2019, the Company and Community 1st Bank (“CMYF”) issued a joint press release announcing that the shareholders of CMYF approved the Agreement and Plan of Merger, dated as of October 11, 2018, by and among the Company, First Interstate Bank and CMYF and the merger provided for thereunder at a special meeting of CMYF shareholders held on March 27, 2019. All approvals necessary to complete the merger, including all regulatory approvals, have been received. The merger is expected to close on April 8, 2019, subject to satisfaction of customary closing conditions.

A copy of the joint press release related to the IIBK merger is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01. A copy of the joint press release related to the CMYF merger is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)

Exhibits	Description

99.1	Joint Press Release dated March 27, 2019, regarding IIBK shareholder approval and anticipated closing date.

99.2	Joint Press Release dated March 27, 2019, regarding CMYF shareholder approval and anticipated closing date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST INTERSTATE BANCSYSTEM, INC.

DATE: March 28, 2019	By:	/s/ Kevin P. Riley
Kevin P. Riley
President and Chief Executive Officer